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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
   PURSUANT TO SECTION 13(d) OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



                                 JULY 29, 1997
               Date of Report (Date of Earliest Event Reported)


                     INDUSTRIAL SERVICES OF AMERICA, INC.
            (Exact name of Registrant as specified in its charter)


              Florida                   0-20979              59-0712746
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(State or other jurisdiction        (Commission file     (IRS Employer
         of incorporation)              Number)          Identification Number)



    7100 Grade Lane        PO Box 32428        Louisville, KY        40232
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                   (Address of principal executive offices)




                               (502) 368 - 1661
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               (Registrant's phone number, including area code)





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CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Item 4. On July 29, 1997 Industrial Services of America, Inc. (the "Company") engaged Crowe Chizek to serve as the Company's independent accountants for the year ended December 31, 1997. The decision to engage Crowe Chizek was approved by the Board of Directors by written consent on July 31, 1997.




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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 INDUSTRIAL SERVICES OF AMERICA, INC.




                                 By:  /s/ Harry Kletter
                                      -----------------------------------------
                                      HARRY KLETTER
                                      President and Chief Executive Officer

Date:    August 4, 1997